Terra Tech Corp.
(OTCQX: TRTC)

Investor Presentation
June 2021

Safe Harbor

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in Terra Tech Corp.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by a wide variety of risks and uncertainties related to our operations, general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on Terra Tech Corp.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of Tera Tech Corp. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

Cannabis Market Overview

Cannabis Legality by State


Legalized
Medical and Decriminalized
Medical
Decriminalized
Fully illegal

Source: DISA Global Solutions April 2021

US Legal Cannabis Industry (USD Billions)



U.S. Legal Cannabis Industry (USD Billion)
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Sales (USD B
12.4% CAGR
7.4
5.9
11.6
8.6
14.9
11.0
18.4
12.8
21.3
14.3
23.5
15.5
25.1
16.3
2019
2020E
2021E
2022E
2023E
2024E
2025E
Medical
Adult Use

Source: New Frontier Data, company estimates January 2021

US Legal Cannabis Industry (USD Billions)


California Cannabis Annual Sales Growth by Month
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
01/2020
02/2020
03/2020
04/2020
05/2020
06/2020
07/2020
08/2020
09/2020
10/2020
11/2020
12/2020
01/2021
02/2021
03/2021
4/2021

BDSA data, compiled by New Cannabis Ventures

Terra Tech (TRTC) Operations and Corporate Summary

Terra Tech Snapshot

- Vertically integrated MSO operating in CA, OR and NV
- Executed an agreement to acquire Unrivaled with expected close on July 1
- Executed an agreement to acquire SilverStreak Solutions with expected close in late Q3 early Q4
- Greenfield opportunity in all three of these states with little national competition
- OTCQX listed with avg. daily volume of about 1.0M shares
- Strong balance sheet:
  - Prior asset sale receivables of approximately $13M over the next 12 months
  - Investment in Hydrofarm in 2018 – working on monetization of our investment

MSO Operations in California

Company*	Presence	Description
Curaleaf	Minor	Manufacturing and distribution
Green Thumb	Minor	1 store
Trulieve	Minor	1 store
Cresco Labs	Major	Cultivation, processing and distribution
Verano Holdings	Minor	Processing
Harvest	Minor	4 stores
Columbia Care	Major	6 stores, cultivation and distribution
Ascend Wellness	None	N/A
Ayr Wellness	None	N/A
TerrAscend	Major	5 stores and cultivation/manufacturing
iAnthus	None	N/A
Jushi Holdings	Moderate	1 store, 3 pending

**The positioning in the state of the top 12 MSOs by revenue*
Source: New Cannabis Ventures

Terra Tech's Existing Operations



blüm

- Two dispensaries in the East Bay
- One existing cultivation in the East Bay and second cultivation in the East Bay near completion
- Dispensary, cultivation and manufacturing under development in Orange County
- Cultivation, processing and manufacturing joint venture in NV

Unrivaled Acquisition Update

- Unrivaled's audits have been completed for 2019 and 2020; only remaining deliverables are administrative
- Expect to close on or about July 1
- Integrating largely non-overlapping, high-quality management team to TRTC's platform
- Working on eliminating overlap in fixed assets and vendors and select personnel
- TRTC's dispensaries are already benefitting from Unrivaled's products and SOPs

Unrivaled Operations



THE SPOT

- Leading CA / OR brands
- One of the largest distribution networks in CA and OR with hubs in SoCal, NoCal and Portland
- Dispensary in Orange County and another under development in LA
- Launching DTC delivery in OR
- Korova licensed in AZ and OK

SilverStreak Acquisition



HOME OF THE GREEN PROMISE

- **Leading Sacramento direct to consumer (DTC) cannabis delivery company**
- **Expected to close in late Q3 / early Q4**
- **Over 42,000 monthly customers with 96% customer repeat rate**
- **Build on existing their delivery platform and methodology and expand statewide by combining with our existing assets**

Combined Operations



- Five dispensaries in CA
- DTC in Sacramento and initiating in Portland with intent to further expand in both states and NV
- Three cultivation facilities in CA and one cultivation facility in NV and acquired an interest in outdoor in OR
- Manufacturing and / or processing in all three states
- Distribution in two states and expanding to third state
- Brands owned in two states and expanding to third state
- Brands licensed in two other states, AZ and OK

Product Brands

KOROVA
UNRIVALED.

STICKS™

CABANA

IVXX™

Management Team



Frank Knuettel, CEO, was formerly Dir. of Advisory at Viridian Capital Advisors. He joined Viridian from One Cannabis Group, a leading cannabis dispensary franchisor sold to Item 9 Labs (INLB). Prior to OCG, Mr. Knuettel was CFO / CSO at MJardin, a cannabis cultivation and dispensary management company, where he led the company's IPO on the CSE, following which, Mr. Knuettel managed the merger with a Canadian cannabis cultivator. Mr. Knuettel held CFO and CEO positions at various technology companies where he had significant experience both building and restructuring businesses and in M&A and capital formation. Mr. Knuettel graduated from Tufts University with a BA and from The Wharton School with an MBA.



Uri Kenig, COO, has held roles in leading food, beverage, and retail firms. He was an operating partner at a New York private equity firm where he oversaw substantial growth of the firms' Burger King franchises. He also oversaw the formation and execution of a Maaco franchise roll out as well as a Massage Envy franchise rollout before its successful sale. Mr. Kenig also served in several senior leadership positions at Burger King Corporation, where he oversaw the revitalization of the company's Canadian operations and was responsible for a portfolio of over 1,200 franchises. Mr. Kenig holds a Bachelor of Science from UNLV, and also holds a Certificate of Leading from Harvard Business School.



Jeffrey Batliner, CFO, joined the Company in 2018 as Head Financial Reporting, where his responsibilities focused on SEC Reporting as well as Financial Planning and Analysis. Mr. Batliner was promoted to his current role as CFO in 2020. Prior to Terra Tech, Mr. Batliner served in various Financial Planning and Analysis roles spanning multiple industries including at Canon USA , Sage and Iteris, Inc. Mr. Batliner holds an MBA from Pepperdine University and a BA from California State Fullerton.

Terra Tech Financial Overview

Financial Summary

- **Expect combined TRTC / Unrivaled / SilverStreak revenue based on existing assets of greater than $85M on annual basis**
- **Building out cultivation in Oakland and dispensary, cultivation, genetics lab and manufacturing in Santa Ana, all of which we expect will contribute to considerable revenue growth in 2022**
- **Expect to generate positive EBITDA in Q3 / Q4 2021**
- **Commencing our efforts to monetize our Hydrofarm holdings and utilize capital to expand our operations**

Quarterly Results Summary

Results of Operations	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Revenues	$5.5M	$10.3M	$4.3M	$3.3M	$3.1M	$4.5M	$5.1M
Gross Profit	$3.2M	$3.3M	$2.3M	$1.4M	$1.4M	($1.5M)	$2.4M
Operating Income	($5.4M)	($24.7M)	($11.8M)	($17.3M)	($13.9M)	$2.1M	($11.7M)
GAAP Net Income (Loss)	($8.8M)	($31.7M)	($17.3M)	($18.2M)	($18.2M)	$23.6M	($12.1M)
GAAP EPS	($0.08)	($0.23)	($0.11)	($0.10)	($0.09)	$0.12	($0.06)
Balance Sheet Data	**Q3 2019**	**Q4 2019**	**Q1 2020**	**Q2 2020**	**Q3 2020**	**Q4 2020**	**Q1 2021**
Cash	$1.9M	$1.2M	$0.9M	$0.7M	$2.3M	$0.9M	$1.2M
Total Debt	$15.9M	$17.6M	$18.7M	$18.8M	$14.8M	$14.6M	$16.3M
Total Non-Cash Items	$2,847	$2,635	$2,357	$854	$1,338	$1,722	$10,512
Cash Expenses	$8,185	$8,551	$7,582	$7,365	$4,779	$3,518	$4,026
Non-GAAP Net Income/(Loss)	**-2.6M**	**-22.1M**	**-9.4M**	**-16.4M**	**-12.6M**	**3.8M**	**-1.3M**

Terra Tech Strategy

- **Build a deep, market leading operation in all aspects of the cannabis business in CA, OR and NV**
- **Complete existing development of our dispensary, cultivation, lab and manufacturing operations**
- **Expand our footprint in CA, OR and NV through:**
  - **Acquisitions of complementary businesses with focus on dispensaries and brands addressing product verticals with which we have little or no exposure**
  - **Expand our DTC footprint outside of Sacramento and Portland**
- **Extend existing brand in NV and licenses in AZ and OK to other states and use as launch point to enter new markets**
- **Review additional states in which to acquire licenses or existing operations**

Frank Knuettel II
Chief Executive Officer
fknuettel@terratechcorp.com